FIFTH AMENDMENT TO EMPLOYMENT AND
                          NON-COMPETITION AND AGREEMENT

      This Fifth Amendment is made on the 28th day of February 2005, by and between STEPHEN P. HERBERT ("Herbert"), and USA TECHNOLOGIES, INC., a Pennsylvania corporation ("USA").

                                   Background

      USA and Herbert entered into an Employment And Non-Competition Agreement dated April 4, 1996, a First Amendment thereto dated as of February 22, 2000, a Second Amendment thereto dated April 15, 2002, a Third Amendment dated as of July 25, 2003, and a Fourth Amendment thereto dated February 4, 2004 (collectively, the "Agreement"). As more fully set forth herein, the parties desire to amend the Agreement in certain respects.

                                    Agreement

      NOW, THEREFORE, in consideration of the covenants set forth herein, and intending to be legally bound hereby, the parties agree as follows:

      1. Amendment. The date "June 30, 2005" appearing in the first and second sentences of subparagraph (a) of Section 1. Employment. of the Agreement is hereby deleted and the date "June 30, 2007" is hereby substituted in its place.

      2. Modification. Except as otherwise specifically set forth in Paragraph 1, the Agreement shall not be amended or modified in any respect whatsoever and shall continue in full force and effect.


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      3. Capitalized Terms. Except as specifically provided otherwise herein, all capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

      4. Effective Time. The amendment to the Agreement made in Paragraph 1 hereof shall be effective from and after February 3, 2005.

      IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment on the day and year first above written.



                                      /S/ Stephen P. Herbert
                                      -----------------------------------
                                      STEPHEN P. HERBERT

                                      USA TECHNOLOGIES, INC.


                                 By:  /S/ George R. Jensen, Jr.
                                      -----------------------------------
                                      George R. Jensen, Jr.,
                                      Chief Executive Officer